EXHIBIT 10.116

                                CONSENT AGREEMENT
                                -----------------
                      (MCSI 2006-IQ11; Loan No. M700400604)

     THIS CONSENT AGREEMENT (the "Agreement") is executed and entered into as of this 9th day of October, 2007, by and among LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11, having an address at c/o Wells Fargo Commercial Mortgage Servicing, 1320 Willow Pass Road, Suite 210, Concord, CA 94520, Re:
MCSI 2006-IQ11, Loan No. M700400604 ("Lender"), and THOR MS, LLC, a Delaware limited liability company ("Thor MS"), and THOR MERRITT SQUARE, LLC, a Delaware limited liability company ("Thor Merritt"), each having an address at 150 East Gay Street, 24th Floor, Columbus, Ohio 43215 (Thor MS and Thor Merritt and, following the filing of certificates of amendment, Glimcher MS, LLC and Glimcher Merritt Square, LLC, respectively, sometimes referred to herein individually or collectively as "Borrower"). THOR URBAN OPERATING FUND, L.P., a Delaware limited partnership ("Existing Indemnitor"), being the guarantor under the Guaranty (as defined in Exhibit A) and, with Borrower, the indemnitors under the Environmental Indemnity (as defined in Exhibit A), joins in the execution hereof with respect to the matters set forth in Paragraph 1.7 hereinbelow. GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("New Indemnitor"), joins in the execution hereof with respect to the matters set forth in Paragraphs 1.4, 1.7 and 3.4 hereinbelow. The term "Effective Date" as used in this Agreement shall mean the date upon which this Agreement has been signed and delivered by both Lender and Borrower.

                                    RECITALS

     A. On or about August 19, 2005, Morgan Stanley Mortgage Capital, Inc., a New York corporation ("Original Lender"), made a loan (the "Loan") in the original principal amount of FIFTY-SEVEN MILLION AND NO/100 DOLLARS ($57,000,000.00) to Borrower.

     B. Lender is the current owner and holder of the Loan and the other Loan Documents described on Exhibit A attached hereto (collectively, the "Loan Documents") evidencing and/or securing the Loan. The Loan is secured by, among other things, the property and other collateral described in and encumbered by the Security Instrument (as defined in Exhibit A), the legal description of the land being more fully described on Exhibit B as described in and encumbered by the Security Instrument described on Exhibit A attached thereto (collectively, the "Project").

     C. Borrower has requested Lender's consent to the following actions (collectively, the "Requested Actions"):

          (i) The transfer of 100% of the membership interests of Thor MS and Thor Merritt to New Indemnitor, also sometimes referred to herein as "New Member";

          (ii) Lender's approval to Borrower's name change from "Thor MS, LLC" and "Thor Merritt Square, LLC" to "Glimcher MS, LLC" and "Glimcher Merritt Square, LLC," respectively. Such name change shall be effective simultaneously with the closing of the transactions contemplated herein;

          (iii) Lender's approval to a change in the property management of the Project pursuant to that certain Management Agreement effective as of the date hereof;

          (iv) Lender's approval to change the current lock box arrangement by terminating the restricted account agreement which was entered into as of August 19, 2005 by and among North Fork Bank, a New York banking corporation and the Borrower, and permitting Borrower to enter into a new restricted account agreement entitled "Deposit Account Control Agreement" with Wachovia Bank, National Association; and

          (v) The amendment to each operating agreement of Borrower to reflect the transfer of the membership interests.

     D. The Loan Documents prohibit the Requested Actions without first obtaining Lender's written consent.

     E. Lender has agreed to consent to the Requested Actions subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1
                                    ---------

                      BORROWER ACKNOWLEDGMENTS, WARRANTIES,
                      -------------------------------------
                          REPRESENTATIONS AND COVENANTS
                          -----------------------------

     As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Borrower acknowledges, represents, warrants, covenants and agrees to and with Lender as follows:

     1.1  Authority of Borrower.

          (a) Thor MS is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Florida. Thor Urban Operating Fund, L.P., a Delaware limited partnership sometimes referred to herein as "Manager", as manager of Thor MS, acting alone without the joinder of any other member or manager of Thor MS or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Thor MS under the Consent Documents (as hereinafter defined). The execution and delivery of, and performance under the Consent Documents by Thor MS have been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Thor MS or the certificate of formation, the operating agreement or any other organizational document of Thor MS or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Thor MS is a party or by which the Project may be bound or affected.


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

          (b) Thor Merritt is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Florida. Manager acting alone without the joinder of any other member or manager of Thor Merritt or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Thor Merritt under the Consent Documents. The execution and delivery of, and performance under the Consent Documents by Thor Merritt have been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Thor Merritt or the certificate of formation, the operating agreement or any other organizational document of Thor Merritt or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Thor Merritt is a party or by which the Project may be bound or affected.

          (c) Manager. Manager is a duly organized, validly existing, limited partnership in good standing under the laws of the State of Delaware. Thor Operating Fund, L.L.C., a Delaware limited liability company ("Thor Operating"), acting alone without the joinder of any other manager or member or any other party, has the power and authority to execute this Agreement and the Consent Documents on behalf of and to duly bind Thor Operating under the Consent Documents on behalf of Manager on behalf of Thor MS and Thor Merritt.

          (d) Thor Operating. Thor Operating is a duly organized validly existing limited liability company in good standing under the laws of the State of Delaware. Morris Missry and Kurt A. Reich, or any one of them, ("Authorized Person"), as Authorized Person of Thor Operating acting alone without the joinder of any other manager or member or any other party, has the power and authority to execute this Agreement and the Consent Documents on behalf of and to duly bind Thor Operating under the Consent Documents on behalf of Manager on behalf of Thor MS and Thor Merritt.

     1.2 Loan Documents. The Loan Documents to which Borrower is a party, this Agreement and any and all other documents executed in connection with the Requested Actions (collectively, the "Consent Documents") constitute the valid and legally binding obligations of Borrower, enforceable against Borrower and the Project in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. The Security Instrument is a valid first lien on the Project for the full unpaid aggregate principal amount of the Loan and all other amounts stated in the Loan Documents. Borrower has no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Note (as defined in Exhibit A), the Security Instrument or any of the other Loan Documents or the Consent Documents or causes of action of any kind or nature whatsoever against Lender or any of Lender's officers, directors, servicers or predecessors in interest (collectively, "Lender Parties") with respect to (i) the Loan, (ii) any of the Loan Documents to which Borrower is a party, (iii) the Obligations (as such term is defined in the Security Instrument), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project.

     1.3 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its obligations and the other provisions in the Security Instrument, the Note and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Requested Actions shall not affect its obligations under, and Borrower agrees to continue to abide by and be bound by all of the terms of, the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein. Borrower further agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Deed of Trust and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

     1.4 Borrower's Acknowledgement of Guaranty and Non-Recourse Carveouts. Without limitation, Borrower acknowledges its continued full, personal liability for those matters commonly known as "non-recourse carveouts" set forth in the Loan Agreement (as defined in Exhibit A), and for any representations, warranties, covenants and indemnities contained in any of the Loan Documents relating to environmental matters (the non-recourse carveouts and environmental representations, warranties, covenants and indemnities being herein referred to as "Borrower's Recourse Obligations"). Additionally, by that certain Substitution of Guarantor, of even date herewith, New Indemnitor has assumed and agreed to have joint and several liability with Borrower for Borrower's Recourse Obligations, in accordance with the terms of such instrument.

     1.5 Organizational Charts. The organizational charts attached hereto as Exhibit C are true and correct representations of Borrower's ownership structure immediately prior to and immediately following the consummation of the Requested Actions.

     1.6 Agreement to Convey Membership Interests. Existing Indemnitor hereby agrees to sell, grant and convey to New Member all right, title and interest in and to one-hundred percent (100%) membership interests in Borrower in accordance with the terms and conditions of that certain Membership Interest Purchase and Sale Agreement dated as of July 19, 2007, as amended.

     1.7 Release; Surviving Obligations. Existing Indemnitor is released from its respective obligations as set forth in the Loan Documents, except for recourse obligations for which Existing Indemnitor expressly has personal liability under the Loan Documents and which arise out of acts or events occurring or obligations arising prior to or simultaneously with the completion of the Requested Actions (including, without limitation, completion of the transfer of the membership interests to New Member with such obligations referred to herein as the "Surviving Recourse Obligations"). To the extent of the Surviving Recourse Obligations, the obligations of Borrower and New Indemnitor shall, as to Lender, be joint and several. Borrower agrees that Lender may, without notice to Borrower and without releasing Borrower from liability, accept collections directly from New Indemnitor and otherwise deal with New Indemnitor in all matters relating to the Loan Documents, without notice to Borrower to the same extent as though Borrower were not, to the extent of the Surviving Recourse Obligations, jointly and severally liable with New Indemnitor, and that the Surviving Recourse Obligations shall not be released, waived, increased, expanded or otherwise affected in any way notwithstanding any agreements, arrangements, releases, compromises, acceptances of late payments, novations or any other dealings whatsoever between Lender and New Indemnitor or any other party concerning the Note, the Security Instrument, the Assignment of Leases (as defined in Exhibit A) and any of the other Loan Documents or the


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

property secured thereby. Borrower agrees that Lender may, without notice to Borrower and without releasing Borrower from the Surviving Recourse Obligations, elect any remedy and compromise or release any debt or grant extensions of time for payment all on terms satisfactory to Lender or by operation of law or otherwise. By its signature below, Existing Indemnitor agrees to the matters set forth in the preceding two sentences with respect to its continuing liability for the Surviving Recourse Obligations, including, without limitation, those arising pursuant to the Environmental Indemnity and the Guaranty.

     1.8 No Default. There currently exist no defaults or Events of Default (as such term is defined in the Security Instrument) under the Loan Documents.

     1.9 Liens. There are no: (a) subordinate liens of any kind covering or relating to the Project and Borrower has not received written notice, and has no actual knowledge of, any mechanics' liens or liens for unpaid taxes or assessments encumbering the Project other than those not yet due and payable, nor has notice of a lien or notice of intent to file a lien been received by Borrower, or (b) pending or, to the best of knowledge of Borrower, threatened condemnation proceedings or annexation proceedings affecting the Project, nor any agreements to convey any portion of the Project, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

     1.10 Financial Statements. The financial information regarding Borrower, New Indemnitor and the Project supplied by or on behalf of Borrower in connection with Borrower's request for Lender's consent to the Requested Actions (collectively, the "Financial Information") were, in all material respects, true and correct on the dates they were supplied to Lender, and, since such dates, no material adverse changes in the financial condition of any of Borrower, New Indemnitor or the Project has occurred. Borrower acknowledges that the Financial Information has been provided to Lender to induce Lender to consent to the Requested Actions and to enter into the Consent Documents and is being relied upon by Lender for such purposes.

     1.11 Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of Borrower, threatened against Borrower, or the members (collectively, the "Borrower Parties"), which questions, directly or indirectly, the validity or enforceability of the Consent Documents or any of the Loan Documents applicable to any of Borrower Parties, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of any of Borrower Parties.

     1.12 Bankruptcy. None of Borrower Parties has any intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("Bankruptcy Code"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("Debtor Proceeding") under any local, state, federal or other insolvency law or laws providing relief for debtors or (ii) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of Borrower Parties, or (iii) directly or indirectly to intentionally cause the Project or any portion or any interest of Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.


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

     1.13 Cash Management Agreement. Borrower and New Indemnitor agrees and acknowledges that (i) the Cash Management Agreement is in full force and effect,
(ii) all actions have been taken to open any new accounts required thereunder for the Borrower, and (iii) immediately following the completion of the Requested Actions, Borrower shall deliver written notice to all tenants and other parties set forth in the Cash Management Agreement of the requirements of the Cash Management Agreement.

     1.14 Acknowledgement of Indebtedness. Borrower confirms that, and by its execution hereof, Lender confirms that to Lender's actual knowledge, as of October 4, 2007: (a) the outstanding principal balance of the Note was $57,000,000.00, and (b) the escrow/reserve account balances were as follows: (i) a tax escrow in the amount of $869,601.11; (ii) a capital reserve escrow in the amount of $79,360.15; (iii) a tenant reserve escrow in the amount of $105,915.32; and (iv) a holdback reserve in the amount of $145,621.83. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents and described above, is a valid and existing indebtedness payable by Borrower to Lender. Lender further confirms that to its actual knowledge, it has not issued any written notice of default to Borrower which has not been cured.

     1.15 Consents. Borrower is not required to obtain the consent of any other person or entity to the Requested Actions or, to the extent that the consent of another person or entity is required, such consent has been obtained and delivered to Lender.

     1.16 Special Purpose Bankruptcy Remote Entity Status. The Requested Actions shall not result in any changes to the single purpose nature and bankruptcy remoteness of Borrower or cause any of such entities to no longer be deemed a Special Purpose Entity or Single Purpose Entity as described in Section 3.1.24 of the Loan Agreement and each of Borrower's operating agreements.

     1.17 Independent Director. The Independent Director of Borrower will not be changing as a result of the Requested Actions. The Independent Director of Borrower is Suzanne M. Hay of Independent Director Services.

     1.18 Non-Consolidation Opinion. New Borrower will comply with each of the assumptions made with respect to it in that certain substantive non-consolidation opinion letter, dated the date hereof, delivered by New Borrower's counsel in connection with the Requested Actions (the "Non-Consolidation Opinion"), including but not limited to, any exhibits attached hereto, any certificates referred to therein and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of the Security Instrument. New Borrower has caused and shall cause each entity other than the New Borrower with respect to which an assumption is made in the Non-Consolidation Opinion, including but not limited to, any exhibits attached thereto, and to comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein. All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein are true and correct.

     1.19 REMIC Opinion. All of the factual assumptions contained in that certain REMIC opinion letter dated October _____, 2007 issued by Lender's counsel in connection with the closing of the Requested Actions have been and continue to be true and correct in all material respects.


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

     1.20 Rent Roll. The Rent Roll ("Rent Roll") attached hereto and made a part hereof as Exhibit D is a true, complete and accurate summary, in all material respects, of all tenant leases affecting the Project ("Leases") as of the date of this Agreement.

     1.21 Leases. The Leases described on the Rent Roll attached hereto as Exhibit D are the only leases affecting the Project and are currently in full force and effect. None of the Leases have been modified without Lender consent if such consent was required under the Loan Documents. Borrower has not been notified in writing and has no actual knowledge of any landlord default in any material respect under any of the Leases. The rents under the Leases shown on the Rent Roll are true and correct. Borrower has not received any prepaid rents for more than one month in advance or given any concessions for free or reduced rent under the Leases, except as provided in the Leases. To the best of Borrower's knowledge, all tenants at the Project are currently in possession of their leased premises and such tenants are operating businesses therefrom.

     1.22 No Modification. Except as provided herein, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified notwithstanding the consummation of the Requested Actions. The Requested Actions will not cause any breach or default of any of the terms, conditions, covenants, agreements or any of the other provisions of the Loan Documents.

     1.23 Reaffirmations. Borrower reaffirms, affirms and confirms, to the best of its knowledge, the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof, and further agrees to continue to abide by all of the covenants set forth in the Loan Documents. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Requested Actions, shall release waive, lessen or compromise Borrower's obligations to Lender under the Loan Documents.

     1.24 Same Indebtedness; Priority of Liens Not Affected. Neither the execution and delivery of this Agreement or the execution and delivery of any other documents contemplated hereby nor the consummation of the Requested Actions shall constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Security Instrument continue to be in full force and effect, unaffected and unimpaired by this Agreement or the Requested Actions and that said liens and security interests shall so continue in their perfection and priority until the Obligations are fully discharged.

     1.25 Release and Covenant Not To Sue. Each of Borrower Parties, on behalf of themselves and each of their respective successors and assigns, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties may now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt, (d) any other agreement or transaction between any of Borrower Parties and any of Lender Parties, and (e) the Project or its development, financing and operation, but excluding any claims or causes of action resulting from or in connection with this Agreement. Borrower Parties, on behalf of themselves and each of their respective successors and assigns, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, but excluding any claims or causes of action resulting from or in connection with this Agreement.

     1.26 Property Management. As of the Effective Date hereof, Project Manager (as hereinafter defined) will be the new manager of the Project.

     1.27 Assets of Borrower. After the consummation of the Requested Actions, the only assets of Borrower will continue to be the Project and cash or cash equivalents and incidental personal property necessary for the operation of the Project.

     1.28 No Financing of Transfer. There will be no financing of any of the Requested Actions nor pledging of all or any portion of any of Borrower Parties' interests in any other Borrower Party. No Person has the right to take over control, directly or indirectly, of the Borrower from the parties currently directly or indirectly in control of Borrower without the consent of the Lender.

     1.29 OFAC List. Borrower warrants and represents, after review of the website identified below, that neither Borrower, New Indemnitor, New Member, nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in Borrower) is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 ("EO13224"), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various media including, but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf, (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224, or (iv) who, to the knowledge of Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] - [iv] above are herein referred to as a "Prohibited Person"). Borrower covenants and agrees that neither Borrower, New Indemnitor, New Member, nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in Borrower) will (a) knowingly conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) neither Borrower, New Indemnitor, New Member nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in Borrower) is a Prohibited Person and (y) neither Borrower, New Indemnitor, New Member or their respect officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in Borrower) has (a) knowingly conducted any business, nor engaged in any transaction or dealing, with any Prohibited Person, including, but not


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

limited, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

     1.30 Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are true and correct and are incorporated herein by reference.

                                    ARTICLE 2
                                    ---------

                 AUTHORITY OF PURCHASER OF MEMBERSHIP INTERESTS
                 ----------------------------------------------

     2.1 Authority of Purchaser of Membership Interests.

          (a) New Member is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Florida. Glimcher Properties Corporation, a Delaware corporation ("General Partner"), as the sole general partner of New Member, acting alone with the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Member under the Consent Documents. The execution and delivery of, and performance under the Consent Documents by New Member have been duly and properly authorized pursuant to all requisite limited partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Member or the certificate of limited partnership, the partnership agreement or any other organizational document of New Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Member is a party or by which the Project may be bound or affected.

          (b) General Partner. General Partner is a duly organized, validly existing, corporation in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Florida. George A. Schmidt, as Executive Vice President of General Partner acting alone without the joinder of any other officer or director or any other party, has the power and authority to execute this Agreement and the Consent Documents on behalf of and to duly bind General Partner on behalf of New Member.

                                    ARTICLE 3
                                    ---------

                              ADDITIONAL PROVISIONS
                              ---------------------

     3.1 Representations and Warranties. No representation or warranty of Borrower or, to the best of Borrower's knowledge, any of the other Borrower Parties, made in this Agreement contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made. Any breach by Borrower or by any of the other Borrower Parties of any of the representations, warranties or covenants set forth herein, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Note, the Security Instrument and the other Loan Documents.


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

     3.2 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower agrees that this Agreement shall not be deemed an agreement by Lender to consent to any other action in connection with the Loan or the Project nor should Lender's consent be deemed to be a consent to a change in control or any Transfer (as such term is defined in the Security Instrument) which would require Lender consent under the Loan Documents, including, but not limited to, any transferor or any change as described in Section 3.8 and Article 6 of the Security Agreement. Lender's consent to the Requested Actions shall also not constitute a consent, waiver or modification of any right, remedy or power of Lender under the applicable Loan Documents or otherwise.

     3.3 Payment of Fees and Expenses. Simultaneously with or prior to the execution of this Agreement, Borrower shall pay to or shall have paid to Lender
(i) a consent fee in the amount of $142,500.00; (ii) an administration fee equal to $125.00; (iii) an insurance review in the amount of $400.00; (iv) a flood determination fee in the amount of $15.00; and (v) a credit review fee in the amount of $644.00, each of which are fees for new consideration and are not interest charged in connection with the Loan. Borrower shall also pay at the time of execution of this Agreement the legal fees and expenses of Lender's counsel, Akin Gump Strauss Hauer & Feld LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement, and any and all review fees charged by any rating agencies rating certificates involving the Loan and the fees of such rating agencies' counsel in connection with this Agreement and the Requested Actions.

     3.4 Guaranty of Insurance Deductible. Lender agrees that (i) with respect to property damage, it will waive the exercise of its rights and remedies under the Loan Documents with respect to the maximum deductible of the insurance required by Section 5.1.1(a)(i) of the Loan Agreement exceeding $10,000.00 provided that the maximum deductible of the insurance required by Section 5.1.1(a)(i) of the Loan Agreement shall not exceed $25,000.00; and (ii) in the case of wind damage, from $10,000.00 to five-percent (5%) of the Total Insurable Value, as defined in that certain Guaranty of Insurance Deductible (the "Guaranty"), executed by Borrower and New Indemnitor to be effective as of the date hereof. Upon the occurrence of any casualty affecting the Project and to the extent the Guaranteed Insurance Deductible (as defined in the Guaranty) is not paid by the Borrower within fifteen (15) days from the date the initial proof of claim is filed with the insurance company, the Guarantor (as defined in the Guaranty) absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Insurance Deductible as provided in the Guaranty and pursuant to Sections 5.2.1 and 5.3.2 of the Loan Agreement.

     3.5 Further Assurances. Borrower and New Indemnitor shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement.

     3.6 References to Loan Documents. All references to the term "Loan Documents" in the Security Instrument and the other Loan Documents shall hereinafter mean and refer to: (i) the Loan Documents described therein; (ii) this Agreement; and (iii) any and all of the documents now or hereafter executed by Borrower and/or others and by or in favor of Original Lender or Lender, which evidences, secures or guaranties all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note, the Security Instrument, this Agreement or the other Loan Documents.

                                    ARTICLE 4
                                    ---------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     4.1 Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be modified hereby. Except as modified hereby, the Loan Documents shall remain unchanged and in full force and effect.

     4.2 Management of Project. Borrower is entering into that certain Property Management Agreement with Glimcher Properties Limited Partnership (sometimes referred to as "Project Manager") for the management of the Project (the "New Management Agreement") which also names Glimcher Development Corporation, a Delaware corporation as the service provider. The term "Management Agreement" or "management agreement" in the Loan Documents shall hereafter refer to the New Management Agreement. Borrower covenants and agrees to comply with and to cause the Project Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including, without limitation, the obligation to obtain Lender's consent to the management of the Project by any entity other than Project Manager. Project Manager shall execute and deliver to Lender as of the Effective Date a subordination of the New Management Agreement in form acceptable to Lender

     4.3 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

     4.4 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

     4.5 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

     4.6 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each party has at all times had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Each party has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All oral statements, representations and warranties, if any, are superseded and merged into this Agreement, which represents the final agreement of the parties with respect to the subject matter herein. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower and Lender.

     4.7 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     4.8 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement and the Loan Documents shall be effective if in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communications given in accordance with this Section shall be deemed to satisfy all general "notice" provisions contained in the Loan Documents. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

Address for Lender:      LaSalle Bank National Association, as Trustee
                         c/o Wells Fargo Commercial Mortgage Servicing
                         1320 Willow Pass Road, Suite 210
                         Concord, CA 94520
                         Re:  MSCI 2006-IQ11; Loan No.  M700400604

With a copy to:          LNR Partners, Inc.
                         1601 Washington Avenue, Suite 700
                         Miami Beach, Florida  33139
                         Attn: Director of Servicing
                         Re:  MSCI 2006-IQ11; Loan No.  M700400604

and, if given to Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

Address for Borrower:    c/o Glimcher Properties Limited Partnership
                         150 East Gay Street
                         24th Floor
                         Columbus, OH 43215
                         Attention:  Kim A. Rieck, General Counsel
                         Facsimile No.:  614-621-8863

With a copy to:          John I. Cadwallader, Esq.
                         Frost Brown Todd LLC
                         One Columbus, Suite 2300
                         10 West Broad Street
                         Columbus, OH 43215
                         Telephone:  (614) 464-1211, Ext 212
                         Fax:  (614) 464-1737

     4.9 Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the internal laws of the State of New York.

     4.10 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

     4.11 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

     4.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

     4.13 Trial by Jury. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY CLAIMS, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH, INCLUDING, BUT NOT LIMITERD TO, THOSE RELATING

(A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN LENDER AND BORROWER; (B) USURY OR PENALTIES OR DAMAGES THEREFORE; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

     The parties have executed and delivered this Agreement as of the day and year first above written.

                                     LENDER
                                     ------

                                     LASALLE BANK NATIONAL ASSOCIATION, AS
                                     TRUSTEE FOR MORGAN STANLEY CAPITAL I INC.,
                                     COMMERCIAL MORTGAGE PASS-THROUGH
                                     CERTIFICATES, SERIES 2006-IQ11

                                     By: LNR Partners, Inc.,
                                         as attorney-in-fact


                                         By: /s/ Randolph J. Wolpert
                                             -----------------------------------
                                             Randolph J. Wolpert,
                                             Vice President

STATE OF FLORIDA           )
                           ) SS.:
COUNTY OF MIAMI-DADE       )

     This instrument was acknowledged before me, a notary public this ____ day of October, 2007, by Randolph J. Wolpert, as Vice President of LNR Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11, on behalf of the trust. He is personally known to me or has produced a driver's license as identification.


                                     --------------------------------------
                                     Notary Public
                                     My Commission Expires:________________


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    BORROWER:
                                    ---------
                                    (prior to consummation of the Requested
                                    Actions)

                                    THOR MERRITT SQUARE, LLC,
                                    a Delaware limited liability company

                                    By: Thor Urban Operating Fund, L.P.,
                                        a Delaware limited partnership,
                                        Its Manager

                                        By: Thor Operating Fund, L.L.C.,
                                            a Delaware limited liability company
                                            Its Sole General Partner


                                            By: /s/ Kurt A. Reich
                                               ---------------------------------
                                            Name:  Kurt A. Reich,
                                            Title: Authorized Signatory

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ____ day of October, 2007, by Kurt A. Reich as Authorized Signatory of Thor Operating Fund, L.L.C., a Delaware limited liability company, in its capacity as Sole General Partner of Thor Urban Operating Fund, L.P., a Delaware limited partnership, in its capacity as Manager of Thor Merritt Square, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    BORROWER:
                                    ---------
                                    (prior to consummation of the Requested
                                    Actions)

                                    THOR MS, LLC,
                                    a Delaware limited liability company

                                    By: Thor Urban Operating Fund, L.P.,
                                        a Delaware limited partnership,
                                        Its Manager

                                        By: Thor Operating Fund, L.L.C.,
                                            a Delaware limited liability company
                                            Its Sole General Partner


                                            By: /s/ Kurt A. Reich
                                                --------------------------------
                                            Name:  Kurt A. Reich,
                                            Title: Authorized Signatory

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ____ day of October, 2007, by Kurt A. Reich as Authorized Signatory of Thor Operating Fund, L.L.C., a Delaware limited liability company, in its capacity as Sole General Partner of Thor Urban Operating Fund, L.P., a Delaware limited partnership, in its capacity as Manager of Thor MS, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    BORROWER:
                                    ---------
                                    (following consummation of the Requested
                                    Actions)

                                    GLIMCHER MERRITT SQUARE, LLC,
                                    a Delaware limited liability company

                                    By: Glimcher Properties Limited Partnership,
                                        a Delaware limited partnership
                                        Its Manager

                                        By: Glimcher Properties Corporation,
                                            a Delaware corporation
                                            Its Sole General Partner


                                            By: /s/ George A. Schmidt
                                               --------------------------------
                                            Name:  George A. Schmidt,
                                            Title: Executive Vice President

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, in its capacity as Manager of Glimcher Merritt Square, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    BORROWER:
                                    ---------
                                    (following consummation of the Requested
                                    Actions)

                                    GLIMCHER MS, LLC,
                                    a Delaware limited liability company

                                    By: Glimcher Properties Limited Partnership,
                                        a Delaware limited partnership
                                        Its Manager

                                        By: Glimcher Properties Corporation,
                                            a Delaware corporation
                                            Its Sole General Partner

                                            By: /s/ George A. Schmidt
                                                --------------------------------
                                            Name:  George A. Schmidt,
                                            Title: Executive Vice President

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, in its capacity as Manager of Glimcher MS, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    EXISTING INDEMNITOR:
                                    -------------------

                                    THOR URBAN OPERATING FUND, L.P.,
                                    a Delaware limited partnership

                                    By: Thor Operating Fund, L.L.C.,
                                        a Delaware limited liability company
                                        Its General Partner

                                        By: /s/ Kurt A. Reich
                                           ------------------------------------
                                        Name:  Kurt A. Reich,
                                        Title: Authorized Signatory


STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by Kurt A. Reich as Authorized Signatory of Thor Operating Fund, L.L.C., a Delaware limited liability company, in its capacity as General Partner of Thor Urban Operating Fund, L.P., a Delaware limited partnership, on behalf of the limited partnership. He is personally known to me or has produced a driver's license as identification.

                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------

                                    NEW INDEMNITOR:
                                    --------------

                                    GLIMCHER PROPERTIES LIMITED
                                    PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Glimcher Properties Corporation,
                                        a Delaware corporation
                                        Its Sole General Partner

                                        By: /s/ George A. Schmidt
                                           --------------------------------
                                        Name:  George A. Schmidt,
                                        Title: Executive Vice President

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, on behalf of the limited partnership. He is personally known to me or has produced a driver's license as identification.


                                    -----------------------------------
                                    Notary Public

                                    -----------------------------------
                                    -----------------------------------
                                    My Commission Expires:
                                                          -------------

                                    EXHIBIT A
                                    ---------

                                 LOAN DOCUMENTS
                                 --------------

     1. Promissory Note (the "Note") dated August 19, 2005, in the original principal amount of $57,000,000.00, executed by Borrower in favor of Original Lender

     2. Mortgage and Security Agreement (the "Security Instrument") dated as of August 19, 2005, executed by Borrower, for the benefit of Original Lender.

     3. Loan Agreement (the "Loan Agreement") dated as of August 19, 2005, executed by Borrower for the benefit of Original Lender.

     4. Assignment of Leases and Rents (the "Assignment of Leases and Rents") dated as of August 19, 2005, made by Borrower in favor of Original Lender.

     5. Guaranty of Recourse Obligations of Borrower (the "Guaranty") dated as of August 19, 2005, made by Existing Indemnitor in favor of Original Lender.

     6. Environmental Indemnity Agreement (the "Environmental Indemnity") dated as of August 19, 2005, made by Borrower and Existing Indemnitor in favor of Original Lender.

     7. Cash Management Agreement (the "Cash Management Agreement") dated as of August 19, 2005, made by Original Lender, Borrower and Thor Equities, LLC, a Delaware limited liability company ("Existing Property Manager").

     8. UCC-1 Financing Statement filed in the Central Records reflecting Borrower, as debtor, and Original Lender, as secured party.

     9. UCC-1 Financing Statement filed with the Office of the Secretary of State of Delaware reflecting Borrower, as debtor, and Original Lender, as secured party.

                                    EXHIBIT B

                                LEGAL DESCRIPTION
                                -----------------

                                 (see attached)

                                    EXHIBIT C
                                    ---------

                              ORGANIZATIONAL CHARTS
                              ---------------------

                                 (see attached)

                                    EXHIBIT D
                                    ---------

                                    RENT ROLL
                                    ---------

                                 (see attached)